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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): June 21, 1999


                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)



         1-5721                                           13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)



315 PARK AVENUE SOUTH, NEW YORK, N.Y.                                  10010
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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#685464 v1.

Item 5.  Other Events.

                  The information set forth in the press release issued by Leucadia National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

                  (c)      Exhibits.

                  99.1 Press release of Leucadia National Corporation dated June 22, 1999.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LEUCADIA NATIONAL CORPORATION

                                         By: /s/ Barbara L. Lowenthal
                                             --------------------------------
                                             Barbara L. Lowenthal
                                             Vice President


Date: June 24, 1999

                                  EXHIBIT INDEX

Item No.
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99.1        Press release of Leucadia National Corporation dated June 22, 1999.